BOULDER GROWTH & INCOME FUND, INC.

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On December 31, 2015 Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed-end investment company, will pay a distribution on its common stock of $0.123 per share to stockholders of record at the close of business on December 24, 2015. The distribution is inclusive of the $0.033 per share monthly managed distribution payment recently announced by the Board. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.047	38.46%
Net Realized Short-Term Capital Gains	0.000	0.00%
Net Realized Long-Term Capital Gains	0.076	61.54%
Return of Capital or other Capital Source	0.000	0.00%
Total (per common share)	0.123	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.047	38.46%
Net Realized Short-Term Capital Gains	0.000	0.00%
Net Realized Long-Term Capital Gains	0.076	61.54%
Return of Capital or other Capital Source	0.000	0.00%
Total (per common share)	0.123	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2015.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	3.99%
Cumulative Distribution Rate as a Percentage of NAV*	1.24%
Cumulative Total Return as a Percentage of NAV**	(9.04)%
Average Annual Total Return***	9.64%

^	Based on the Fund’s NAV as of November 30, 2015 and the monthly distribution of $0.033.

*	Based on the Fund’s NAV as of November 30, 2015 and includes distributions through December 31, 2015.

**
Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2014 through November 30, 2015.

***	Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from December 1, 2010 to November 30, 2015.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

BOULDER GROWTH & INCOME FUND, INC.

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On February 29, 2016 Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed- end investment company, will pay a distribution on its common stock of $0.033 per share to stockholders of record at the close of business on February 22, 2016. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.024	72.00%
Net Realized Short-Term Capital Gains	0.001	3.53%
Net Realized Long-Term Capital Gains	0.008	24.47%
Return of Capital or other Capital Source	0.000	0.00%
Total (per common share)	0.033	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.104	55.11%
Net Realized Short-Term Capital Gains	0.001	.62%
Net Realized Long-Term Capital Gains	0.083	44.27%
Return of Capital or other Capital Source	0.000	0.00%
Total (per common share)	0.188	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2015.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAVA	3.99%
Cumulative Distribution Rate as a Percentage of NAV*	1.24%
Cumulative Total Return as a Percentage of NAV**	(9.04)%
Average Annual Total Return***	9.64%

A	Based on the Fund’s NAV as of January 31, 2016 and the monthly distribution of $0.033.

*	Based on the Fund’s NAV as of January 31, 2016 and includes distributions through February 29, 2016.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2015 through January 31, 2016.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending January 31, 2016. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

BOULDER GROWTH & INCOME FUND, INC.

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On March 31, 2016 Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed- end investment company, will pay a distribution on its common stock of $0.0330 per share to stockholders of record at the close of business on March 23, 2016. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0062	18.81%
Net Realized Short-Term Capital Gains	0.0007	2.13%
Net Realized Long-Term Capital Gains	0.0261	79.06%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0330	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.1101	49.70%
Net Realized Short-Term Capital Gains	0.0019	0.85%
Net Realized Long-Term Capital Gains	0.1095	49.45%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.2215	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2015.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAVA	4.23%
Cumulative Distribution Rate as a Percentage of NAV*	2.36%
Cumulative Total Return as a Percentage of NAV**	(3.23)%
Average Annual Total Return***	7.43%

A	Based on the Fund’s NAV as of February 29, 2016 and the monthly distribution of $0.0330.

*	Based on the Fund’s NAV as of February 29, 2016 and includes distributions through March 31, 2016.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2015 through February 29, 2016.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending February 29, 2016. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions. While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact:
Fund Administrative Services, LLC
Brandon Krinhop, 303-449-0426

BOULDER GROWTH & INCOME FUND, INC. 2344 Spruce Street, Suite A Boulder, Colorado 80302 WWW.BOULDERFUNDS.NET

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On April 29, 2016 Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed-end investment company, will pay a distribution on its common stock of $0.0330 per share to stockholders of record at the close of business on April 22, 2016. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0031	9.52%
Net Realized Short-Term Capital Gains	0.0016	4.82%
Net Realized Long-Term Capital Gains	0.0283	85.66%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0330	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.1132	44.49%
Net Realized Short-Term Capital Gains	0.0035	1.36%
Net Realized Long-Term Capital Gains	0.1378	54.15%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.2545	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2015.

THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date. While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance & Distribution Rate Information

Annualized Distribution Rate as a Percentage of NAVA	3.95%
Cumulative Distribution Rate as a Percentage of NAV*	2.54%
Cumulative Total Return as a Percentage of NAV**	3.92%
Average Annual Total Return***	9.16%

A	Based on the Fund’s NAV as of March 31, 2016 and the monthly distribution of $0.0330.

*	Based on the Fund’s NAV as of March 31, 2016 and includes distributions through April 30, 2016.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2015 through March 31, 2016.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending March 31, 2016. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

The Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Stockholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of the Fund.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For more information on the Fund, please visit us on the web at www.boulderfunds.net.

Contact:
Fund Administrative Services, LLC
Brandon Krinhop, 303-449-0426

BOULDER GROWTH & INCOME FUND, INC. 2344 Spruce Street, Suite A Boulder, Colorado 80302 WWW.BOULDERFUNDS.NET

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On May 31, 2016 Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed-end investment company, will pay a distribution on its common stock of $0.0330 per share to stockholders of record at the close of business on May 23, 2016. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0311	94.29%
Net Realized Short-Term Capital Gains	0.0005	1.44%
Net Realized Long-Term Capital Gains	0.0014	4.27%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0330	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.1443	50.20%
Net Realized Short-Term Capital Gains	0.0040	1.37%
Net Realized Long-Term Capital Gains	0.1392	48.43%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.2875	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2015.

THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date. While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance & Distribution Rate Information

Annualized Distribution Rate as a Percentage of NAVA	3.87%
Cumulative Distribution Rate as a Percentage of NAV*	2.81%
Cumulative Total Return as a Percentage of NAV**	6.43%
Average Annual Total Return***	8.99%

A	Based on the Fund’s NAV as of April 30, 2016 and the monthly distribution of $0.0330.

*	Based on the Fund’s NAV as of April 30, 2016 and includes distributions through April 30, 2016.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2015 through April 30, 2016.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending April 30, 2016. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

The Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Stockholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of the Fund.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For more information on the Fund, please visit us on the web at www.boulderfunds.net.

Contact:
Fund Administrative Services, LLC
Brandon Krinhop, 303-449-0426